EXHIBIT 4.2


      Number                                                        Shares


                            CALIFORNIA INVESTMENT CO.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                         COMMON STOCK - $.001 PAR VALUE

This certifies that

is the owner of

fully paid and non-assessable shares of Common Stock of CALIFORNIA INVESTMENT CO. transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporate seal to be affixed hereto.

Dated:


                                      [SEAL]

/s/ Patrick C. Brooks                                      /s/ Patrick C. Brooks
---------------------                                      ---------------------
Patrick C. Brooks                                          Patrick C. Brooks

PRESIDENT                                                  SECRETARY

                            CALIFORNIA INVESTMENT CO.




For Value received, ______ hereby sell, assign and transfer unto

________________________________________________________________________________

shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said shares of Common Stock on the books of the within named Corporation with full power of substitution in the premises.




Signature _________________________________________________





Signature Guaranteed by: __________________________________

                           (Medallion Guarantee required)


Note: The signature of this assignment must correspond with the name as written upon the face of this Certificate, in every particular, without alteration or enlargement or any change whatever.